77Q1:

Registrant incorporates by reference the following documents:

(a) Articles of Incorporation, are incorporated by reference to the exhibits to Registrant's Post-Effective Amendment No. 67 to its Registration Statement filed on February 28, 2000, Post-Effective Amendment No. 72 filed April 27, 2001, Post-Effective Amendment No. 73 filed December 31, 2001, File No. 002-75503, Post-Effective Amendment No. 74 filed March 1, 2002, Post-Effective Amendment No. 77 filed February 14, 2003, File No. 002-75503, Post-Effective Amendment No. 78 filed April 11, 2003, File No. 002-75503, and Post-Effective Amendment No 80 filed June 30, 2003, File No. 002-75503.

(e)(1) Investment Advisory Agreement and all amendments thereto are incorporated by reference to the exhibits to Registrant's Post-Effective Amendment No. 64 to the Registration Statement filed on July 22, 1999, File No. 002-75503, Post-Effective Amendment No. 76 filed on April 26, 2002, File No. 002-75503, Post-Effective Amendment No. 78 filed April 11, 2003, File No. 002-75503 and Post-Effective Amendment No 80 filed June 30, 2003, File No. 002-75503.

(e)(2) Sub-Advisory Agreement and all amendments thereto on behalf of Maxim Ariel MidCap Value Portfolio are incorporated by reference to the exhibits to Registrant's Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001, File No. 002-75503 and Post-Effective Amendment No. 78 filed April 11, 2003, File No. 002-75503.

(e)(3) Sub-Advisory Agreement and all amendments thereto on behalf of Maxim Ariel Small-Cap Value Portfolio are incorporated by reference to the exhibits to Registrant's Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001, File No. 002-75503 and Post-Effective Amendment No. 78 filed April 11, 2003, File No. 002-75503.

        (e)(4) Sub-Advisory Agreement and all amendments thereto on behalf of Maxim Stock Index, Maxim Index 600, Maxim Index 400, Maxim Growth Index, Maxim Value Index, Maxim Index European and Maxim Index Pacific Portfolios are incorporated by reference to the exhibits to Registrant's Post-Effective Amendment No 80 filed June 30, 2003, File No. 002-75503.

        (e)(5) Sub-Advisory Agreement and all amendments thereto on behalf of Maxim Founders Growth & Income Portfolio are incorporated by reference to the exhibits to Registrant's Post-Effective Amendment No. 55 to the Registration Statement filed on April 30, 1998 and Post-Effective Amendment No. 72 filed on April 27, 2001, File No. 002-75503.

        (e)(6) Sub-Advisory Agreements and all amendments thereto on behalf of Maxim INVESCO ADR, Maxim INVESCO Balanced and Maxim INVESCO Small-Cap Growth Portfolios are incorporated by reference to the exhibits to Registrant's Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001, File No. 002-75503 and Post-Effective Amendment No. 78 filed April 11, 2003, File No. 002-75503.

        (e)(7) Sub-Advisory Agreement on behalf of Maxim Loomis Sayles Bond and Maxim Loomis Sayles Small-Cap Value Portfolios is incorporated by reference to the exhibits to Registrant's Post-Effective Amendment No. 70 to the Registration Statement filed on March 1, 2001, File No. 002-75503.

        (e)(8) Sub-Advisory Agreement and all amendments thereto on behalf of Maxim Global Bond Portfolio are incorporated by reference to the exhibits to Registrant's Post-Effective Amendment No. 64 to the Registration Statement filed on July 22, 1999, and Post-Effective Amendment No. 77 filed on February 14, 2003, File No. 002-75503.

        (e)(9) Sub-Advisory Agreement and all amendments thereto on behalf of Maxim Templeton(R) International Equity Portfolio are incorporated by reference to the exhibits to Registrant's Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001, File No. 002-75503.

        (e)(10) Sub-Advisory Agreement and all amendments thereto on behalf of Maxim T. Rowe Price Equity-Income Portfolio are incorporated by reference to the exhibits to Registrant's Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001, File No. 002-75503.

        (e)(11) Sub-Advisory Agreement and all amendments thereto on behalf of Maxim T. Rowe Price MidCap Growth Portfolio are incorporated by reference to the exhibits to Registrant's Post-Effective Amendment No. 55 to the Registration Statement filed on April 30, 1998, Post-Effective Amendment No. 72 filed on April 27, 2001, File No. 002-75503 and Post-Effective Amendment No. 78 filed April 11, 2003, File No. 002-75503.

(e)(12) Sub-Advisory Agreement and all amendments thereto on behalf of Maxim MFS(R) International Growth Portfolio are incorporated by reference to Post-Effective Amendment No 80 filed June 30, 2003, File No. 002-75503.

(e)(13) Sub-Advisory Agreement on behalf of Maxim Federated Bond Portfolio is incorporated by reference to Post-Effective Amendment No 80 filed June 30, 2003, File No. 002-75503.

(e)(14) Sub-Advisory Agreement on behalf of Maxim Janus Large Cap Growth and Maxim Janus High Yield Bond Portfolios is incorporated by reference to Post-Effective Amendment No 80 filed June 30, 2003, File No. 002-75503.